EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Abeona Therapeutics Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael Amoroso, President and Chief Executive Officer of the Company, and Edward Carr, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 17, 2021	By:	/s/ Michael Amoroso
Michael Amoroso
President and Chief Executive Officer
(Principal Executive Officer)

Date:	May 17, 2021	By:	/s/ Edward Carr
Edward Carr
Chief Accounting Officer
(Principal Financial Officer)